Receivable From Railway Program Execution Unit	12 Months Ended
Dec. 31, 2018
Investments accounted for using equity method [abstract]
Receivable From Railway Program Execution Unit
38.	RECEIVABLE FROM RAILWAY PROGRAM EXECUTION UNIT

On September 11, 1998, the subsidiary Ferrosur Roca S.A. started a legal action to request compensation for the use of the railway by the Provincial Railway Program Execution Unit against the Province of Buenos Aires and the Provincial Railway Program Execution Unit.

On November 12, 2013, the complaint was successful and the court handed down a final judgment, favorable to the Company.

On October 31, 2017, the Judge approved the expert witness report that determined the amount to be collected by Ferrosur Roca for an amount of $117,407,006.

On September 26, 2018, the Company filed in the framework of these proceedings a request to have the debt paid and the judgement enforced. The opposing party has been already notified of this request.

On November 9, 2018, the opposing party filed an answer to the demand for debt payment: although the court ruled that the opposing party had to be notified, the notice has not been served as of the date hereof.

The company considered all the evidence available and concluded that the valuation of the asset amounts to $133,044,253 as of December 31, 2018. According to the opinion of the indirect controlled company’s local legal advisors, the period estimated for collection shall be over the next twelve months.